                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                           PRIVATE MEDIA GROUP, INC.
            (Exact name of registrant as specified in its charter)


                     Nevada                                 87-0365673
            (State of incorporation                      (I.R.S. Employer
                or organization)                      Identification Number)

Carrettera de Rubi 22-26, San Cugat del Valles                 08190
                Barcelona, Spain                            (Zip Code)
   (Address of principal executive offices)


     Securities to be registered pursuant to Section 12(b) of the Act:  None

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this Form relates: 333-62075

     Securities to be registered pursuant to Section 12(g) of the Act:
     Common Stock, $.001 par value
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Item 1. Description of Registrant's Securities to be Registered.

Incorporated by reference from the section of the Registrant's Amendment No. 3 to Registration Statement on Form SB-2 filed on November 13, 1998, entitled "DESCRIPTION OF SECURITIES - Common Stock."


Item 2. Exhibits.

Exhibit No.    Description of Document
-----------    -----------------------
    *3.1       Articles of Incorporation
   **4.1       Specimen Common Stock Certificate

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*Incorporated by reference from the Registrant's Registration Statement on Form
SB-2 filed on August 21, 1998 (File No. 333-62075).

**Incorporated by reference from Amendment No. 2 to the Registrant's Registration Statement on Form SB-2 filed on October 30, 1998 (File No. 333-62075).

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on is behalf by the undersigned, thereto duly authorized.

PRIVATE MEDIA GROUP, INC.

November 13, 1998

By: /s/ Johan Gillborg
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        Johan Gillborg,
        Chief Financial Officer